UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 6, 2020

BAY BANKS OF VIRGINIA, INC.

(Exact Name of Registrant as Specified in Charter)

Virginia	0-22955	54-1838100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court, Suite 101, Richmond, Virginia 23226

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 404-9668

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Reorganization

As previously reported, on August 12, 2020, Bay Banks of Virginia, Inc. (“Bay Banks”) entered into an Agreement and Plan of Reorganization (the “Original Agreement”) with Blue Ridge Bankshares, Inc. (“Blue Ridge”). Pursuant to the Original Agreement, Bay Banks will merge with and into Blue Ridge, with Blue Ridge as the surviving corporation (the “Merger”). At or immediately following consummation of the Merger, Virginia Commonwealth Bank, the wholly-owned Virginia chartered commercial banking subsidiary of Bay Banks, will be merged with and into Blue Ridge Bank, National Association, Blue Ridge’s wholly-owned national bank subsidiary (“Blue Ridge Bank”), with Blue Ridge Bank as the surviving bank.

On November 6, 2020, Blue Ridge and Bay Banks entered into a First Amendment to the Original Agreement (the “First Amendment” and, together with the Original Agreement, the “Agreement”). The First Amendment provides that, upon completion of the Merger, the boards of directors of Blue Ridge and Blue Ridge Bank will be fixed at 15 directors (increased from 13 directors provided for in the Original Agreement), consisting of eight directors (increased from seven directors provided for in the Original Agreement) to be designated by Blue Ridge (including Larry Dees, the current chairman of the board of directors of Blue Ridge, who will continue to serve as chairman of the board of directors of Blue Ridge following consummation of the Merger, and Brian K. Plum, the current president and chief executive officer of Blue Ridge) and seven directors (increased from six directors provided for in the Original Agreement) to be designated by Bay Banks (including C. Frank Scott, III, the current chairman of the board of directors of Bay Banks and Randal R. Greene, the current president and chief executive officer of Bay Banks).

Other than as modified by the First Amendment, the Original Agreement remains in full force and effect as originally executed on August 12, 2020.

The foregoing description of the First Amendment and the Original Agreement is not complete and is qualified in its entirety by reference to the First Amendment, which is filed as Exhibit 2.1.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01, and to the Original Agreement, which was filed as Exhibit 2.1 to Bay Banks’s Current Report on Form 8-K filed on August 17, 2020.

The Agreement should not be read alone, but should instead be read in conjunction with other information regarding Blue Ridge, Bay Banks and their respective affiliates or their respective businesses, the Agreement and the Merger that will be contained in or incorporated by reference into the registration statement on Form S-4 of Blue Ridge that includes a preliminary prospectus of Blue Ridge and a preliminary joint proxy statement of Blue Ridge and Bay Banks, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that Bay Banks makes with the Securities and Exchange Commission (the “SEC”).

Additional Information About the Merger and Where to Find It

In connection with the proposed merger, Blue Ridge has filed with the SEC a registration statement on Form S-4, which includes a preliminary joint proxy statement/prospectus. Blue Ridge and Bay Banks will deliver a definitive joint proxy statement/prospectus to their respective shareholders seeking their approval of the Merger and related matters. SECURITY HOLDERS OF BLUE RIDGE AND BAY BANKS ARE ADVISED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS (WHEN IT BECOMES AVAILABLE) AND ANY OTHER DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING BLUE RIDGE, BAY BANKS AND THE PROPOSED MERGER TRANSACTION. Security holders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Security holders will also be able to obtain these documents, once they are filed, free of charge, by requesting them in writing from Brian K. Plum, Blue Ridge Bankshares, Inc., 17 West Main Street, Luray, Virginia 22835, or by telephone at (540) 743-6521, or from Randal R. Greene, Bay Banks of Virginia, Inc., 1801 Bayberry Court, Richmond, Virginia 23226, or by telephone at (804) 435-1171.

Blue Ridge, Bay Banks and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Blue Ridge and Bay Banks in connection with the proposed Merger. Information about the directors and executive officers of Blue Ridge is set forth in Blue Ridge’s proxy statement in connection with its annual meeting of shareholders, as previously filed with the SEC on May 18, 2020. Information about the directors and executive officers of Bay Banks is set forth in Bay Banks’ proxy statement in connection with its annual meeting of shareholders, as previously filed with the SEC on April 29, 2020. Additional information regarding the interests of those persons and other persons who may be deemed participants in the transaction may be obtained by reading the definitive joint proxy statement/prospectus regarding the proposed Merger when it becomes available. You may obtain free copies of each document as described in the preceding paragraph.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

2.1.1	First Amendment, dated as of November 6, 2020, to the Agreement and Plan of Reorganization, dated as of August 12, 2020, between Blue Ridge Bankshares, Inc. and Bay Banks of Virginia, Inc.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAY BANKS OF VIRGINIA, INC.

By:	/s/ Judy C. Gavant
Judy C. Gavant
Executive Vice President and
Chief Financial Officer

November 13, 2020

Exhibit 2.1.1

FIRST AMENDMENT TO

AGREEMENT AND PLAN OF REORGANIZATION,

dated as of August 12, 2020, between

BLUE RIDGE BANKSHARES, INC.

and

BAY BANKS OF VIRGINIA, INC.

November 6, 2020

FIRST AMENDMENT TO AGREEMENT AND PLAN OF REORGANIZATION

THIS FIRST AMENDMENT (this “Amendment”) to the Agreement and Plan of Reorganization, dated as of August 12, 2020 (the “Agreement”), is made and entered into as of November 6, 2020, between BLUE RIDGE BANKSHARES, INC., a Virginia corporation (“BRBS”), and BAY BANKS OF VIRGINIA, INC., a Virginia corporation (“BAYK”). Capitalized terms not defined in this Amendment have the respective meanings given to them in the Agreement.

WHEREAS, BRBS and BAYK are parties to the Agreement;

WHEREAS, pursuant to Section 8.3 of the Agreement, the Agreement may be amended or supplemented by a written instrument duly executed by the parties thereto at any time, whether before or after the date of the BRBS Shareholders Meeting or the BAYK Shareholders Meeting, except statutory requirements and requisite approvals of shareholders and Regulatory Approvals;

WHEREAS, the Boards of Directors of BRBS and BAYK have approved the Amendment and deem the Amendment advisable and in the best interests of their respective shareholders; and

WHEREAS, the Boards of Directors of BRBS and BAYK have each determined that the Amendment is consistent with, and will further, their respective business strategies and goals.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, and intending to be legally bound hereby, the parties agree as follows:

1. Amendments.

1.1. The Agreement is hereby amended by deleting Section 1.4(a) and Section 1.4(b) of the Agreement in their entirety and inserting the following in lieu thereof:

“(a) Prior to the Effective Time, BRBS shall take all actions necessary to adopt the amendments to the Bylaws of BRBS substantially in the form set forth in Exhibit 1.4(a), effective as of the Effective Time. On or prior to the Effective Time, the Board of Directors of BRBS shall cause the number of directors that will comprise the full Board of Directors of the Continuing Corporation at the Effective Time to be fixed at such number, not to exceed fifteen (15), consisting of (i) eight (8) current BRBS directors to be designated by BRBS (after consultation with BAYK) prior to the Effective Time, including each of the current Chairman of the Board of Directors (who shall be the Chairman of the Board of Directors of the Continuing Corporation at the Effective Time) and current Chief Executive Officer of BRBS (the “BRBS Directors”), and (ii) seven (7) current BAYK directors to be designated by BAYK (after consultation with BRBS) prior to the Effective Time, including each of the current Chairman of the Board of Directors and current Chief Executive Officer of BAYK (the “BAYK Directors”). No other directors of BRBS or BAYK shall be designated to serve on the Board of Directors of the

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Continuing Corporation at the Effective Time. The BRBS Directors and the BAYK Directors will be split as equally as possible among the three (3) classes of directors to serve staggered terms; provided, however, that the current Chief Executive Officer of BAYK shall be designated to serve in the class of directors for a term expiring in 2024. Subject to compliance by the Board of Directors of the Continuing Corporation with its fiduciary duties (including compliance with the Continuing Corporation’s Organizational Documents (as defined herein) and corporate governance guidelines), the Continuing Corporation shall nominate and recommend each BAYK Director for reelection to the Board of Directors of the Continuing Corporation at the first annual meeting of the shareholders of the Continuing Corporation following the Effective Time, and the Continuing Corporation’s proxy materials with respect to such annual meeting shall include the recommendation of the Board of Directors of the Continuing Corporation that its shareholders vote to reelect each BAYK Director to the same extent as recommendations are made with respect to other directors on the Board of Directors of the Continuing Corporation.

(b) Prior to the Subsidiary Merger Effective Time, Blue Ridge Bank shall take all actions necessary to adopt the amendments to the Bylaws of Blue Ridge Bank substantially in the form set forth in Exhibit 1.4(b), effective as of the Subsidiary Merger Effective Time. On or prior to the Subsidiary Merger Effective Time, BRBS, as the sole shareholder of Blue Ridge Bank, and the Blue Ridge Bank Board of Directors shall cause the number of directors that will comprise the full Board of Directors of the Continuing Bank at the Subsidiary Merger Effective Time to be fixed at such number, not to exceed fifteen (15), consisting of the BRBS Directors and the BAYK Directors. No other directors of BRBS or BAYK shall be designated to serve on the Board of Directors of the Continuing Bank at the Subsidiary Merger Effective Time. Provided that each BAYK Director continues to be eligible to serve as a director of BRBS, and subject to compliance by the Board of Directors of the Continuing Bank with its fiduciary duties (including compliance with the Continuing Bank’s Organizational Documents and corporate governance guidelines) the Continuing Bank shall nominate each BAYK Director for reelection to the Board of Directors of the Continuing Bank at the first annual meeting of the sole shareholder of the Continuing Bank following the Subsidiary Merger Effective Time.”

1.2. The Agreement is hereby amended by deleting Section 13(a) of Exhibit 1.4(a) to the Agreement in its entirety and inserting the following in lieu thereof:

“(a) Effective as of the Effective Time (as defined herein), and notwithstanding any other provision of these Bylaws that may be to the contrary, the Board of Directors of the Corporation shall be comprised of 15 Directors, of which eight shall be members of the Board of Directors of the Corporation prior to the Effective Time (each a “BRBS Director” and collectively the “BRBS Directors”), and seven shall be members of the Board of Directors of Bay Banks of Virginia, Inc. (“BAYK”) prior to the Effective Time (each a “BAYK Director” and collectively the “BAYK Directors”). The BRBS Directors and the BAYK Directors shall be apportioned among the three classes of the Board of Directors of the Corporation in a manner as nearly equal as possible; provided, however, that the Chief Executive Officer of BAYK immediately preceding the Effective Time shall be designated to serve in the class of directors for a term expiring in 2024. For the purposes of these Bylaws, the term “Effective Time” shall have the same meaning as defined in the Agreement and Plan of Reorganization, dated as of August 12, 2020, between the Corporation and BAYK, as the same may be amended from time to time.”

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1.3. The Agreement is hereby amended by deleting Section 2.12(a) of Exhibit 1.4(b) to the Agreement in its entirety and inserting the following in lieu thereof:

“(a) Effective as of the Effective Time (as defined herein), and notwithstanding any other provision of these Bylaws that may be to the contrary, the Board of Directors of the Corporation shall be comprised of 15 Directors, of which eight shall be members of the Board of Directors of the Corporation prior to the Effective Time (each a “BRBS Director” and collectively the “BRBS Directors”), and seven shall be members of the Board of Directors of Bay Banks of Virginia, Inc. (“BAYK”) prior to the Effective Time (each a “BAYK Director” and collectively the “BAYK Directors”). The BRBS Directors and the BAYK Directors shall be apportioned among the three classes of the Board of Directors of the Corporation in a manner as nearly equal as possible; provided, however, that the Chief Executive Officer of BAYK immediately preceding the Effective Time shall be designated to serve in the class of directors for a term expiring in 2024. For the purposes of these Bylaws, the term “Effective Time” shall have the same meaning as defined in the the Agreement and Plan of Reorganization, dated as of August 12, 2020, between the Corporation and BAYK, as the same may be amended from time to time.”

1.4. Except as specifically amended hereby, the Agreement shall remain in full force and effect. As used in the Agreement, the terms: this “Agreement,” “herein,” “hereunder,” “hereof” and words of similar import shall refer to the Agreement as amended by this Amendment.

2. Entire Agreement.

The Agreement (including the exhibits thereto and the Disclosure Letters of each party), as amended by this Amendment, and the Confidentiality Agreements contain the entire agreement between BRBS and BAYK with respect to the Merger and the related transactions and supersedes all prior arrangements or understandings with respect thereto.

3. Counterparts; Facsimile Signature.

This Amendment may be executed in any number of counterparts, each of which shall be an original, but such counterparts together shall constitute one and the same agreement. This Amendment may be executed by facsimile signature or other electronic transmission signature and such signature shall constitute an original for all purposes.

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4. Governing Law.

This Amendment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia without regard to the conflict of law principles thereof. The parties hereby consent and submit to the exclusive jurisdiction and venue of any state or federal court located in the Commonwealth of Virginia.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in counterparts by their duly authorized officers and their corporate seals to be affixed hereto, all as of the date first written above.

BLUE RIDGE BANKSHARES, INC.

By:	/s/ Brian K. Plum
Brian K. Plum
President and Chief Executive Officer

BAY BANKS OF VIRGINIA, INC.

By:	/s/ Randal R. Greene
Randal R. Greene
President and Chief Executive Officer

[Signature Page to the First Amendment to the Agreement and Plan of Reorganization]